Exhibit 99.3
HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Review
June 2011
Table of Contents

Quarterly Key Statistics	1

Year to Date Key Statistics	2

Key Statistics Footnotes	3

Consolidated Balance Sheets	4

Loans and Leases Composition	5

Deposits Composition	6

Consolidated Quarterly Average Balance Sheets	7

Consolidated Quarterly Net Interest Margin Analysis	8 – 9

Selected Quarterly Income Statement Data	10 – 11

Quarterly Mortgage Banking Income	12

Quarterly Credit Reserves Analysis	13

Quarterly Net Charge-Off Analysis	14

Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)	15

Quarterly Accruing Past Due Loans and Leases and Accruing Troubled Debt Restructured Loans	16

Quarterly Common Stock Summary, Capital, and Other Data	17

Consolidated Year to Date Average Balance Sheets	18

Consolidated Year to Date Net Interest Margin Analysis	19 – 20

Selected Year to Date Income Statement Data	21 – 22

Year to Date Mortgage Banking Income	23

Year to Date Credit Reserves Analysis	24

Year to Date Net Charge-Off Analysis	25

Year to Date Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)	26

Year to Date Accruing Past Due Loans and Leases and Accruing Troubled Debt Restructured Loans	27
Notes:
The preparation of financial statement data in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.

HUNTINGTON BANCSHARES INCORPORATED
Quarterly Key Statistics(1)
(Unaudited)

	2011		2010	Percent Changes vs.
(dollar amounts in thousands, except per share amounts)	Second	First	Second	1Q11	2Q10

Net interest income	$403,337	$404,330	$399,656	—%	1%
Provision for credit losses	35,797	49,385	193,406	(28)	(81)
Noninterest income	255,767	236,945	269,643	8	(5)
Noninterest expense	428,409	430,699	413,810	(1)	4

Income before income taxes	194,898	161,191	62,083	21	214
Provision for income taxes	48,980	34,745	13,319	41	268

Net income	$145,918	$126,446	$48,764	15%	199%

Dividends on preferred shares	7,704	7,703	29,426	—	(74)

Net income applicable to common shares	$138,214	$118,743	$19,338	16%	615%

Net income per common share — diluted	$0.16	$0.14	$0.03	14%	433%
Cash dividends declared per common share	0.01	0.01	0.01	—	—
Book value per common share at end of period	5.66	5.42	5.22	4	8
Tangible book value per common share at end of period	5.00	4.74	4.37	5	14

Average common shares — basic	863,358	863,359	716,580	—	20
Average common shares — diluted(2)	867,469	867,237	719,387	—	21

Return on average assets	1.11%	0.96%	0.38%
Return on average common shareholders’ equity	11.6	10.3	2.1
Return on average common tangible shareholders’ equity(3)	13.3	12.7	3.8
Net interest margin (4)	3.40	3.42	3.46
Efficiency ratio(5)	62.7	64.7	59.4
Effective tax rate	25.1	21.6	21.5

Average loans and leases	$38,535,019	$38,097,210	$37,088,710	1	4
Average loans and leases — linked quarter annualized growth rate	4.6%	3.1%	1.2%
Average earning assets	$48,017,199	$48,344,961	$46,606,002	(1)	3
Average total assets	52,769,511	53,368,554	51,703,334	(1)	2
Average core deposits (6)	39,106,550	39,274,265	37,798,482	—	3
Average core deposits — linked quarter annualized growth rate	(1.7)%	3.3%	5.7%
Average shareholders’ equity	$5,144,771	$5,022,146	$5,397,704	2	(5)

Total assets at end of period	53,050,039	52,948,509	51,770,838	—	2
Total shareholders’ equity at end of period	5,252,643	5,038,599	5,438,436	4	(3)

Net charge-offs (NCOs)	97,534	165,083	279,228	(41)	(65)
NCOs as a % of average loans and leases	1.01%	1.73%	3.01%
Nonaccrual loans and leases (NALs)	$614,225	$636,257	$1,201,349	(3)	(49)
NAL ratio	1.57%	1.66%	3.25%
Nonperforming assets (NPAs)	$652,937	$690,886	$1,582,702	(5)	(59)
NPA ratio	1.67%	1.80%	4.24%
Allowance for loan and lease losses (ALLL) as a % of total loans and leases at the end of period	2.74	2.96	3.79
ALLL plus allowance for unfunded loan commitments and letters of credit (ACL) as a % of total loans and leases at the end of period	2.84	3.07	3.90
ACL as a % of NALs	181	185	120
ACL as a % of NPAs	170	170	91
Tier 1 leverage ratio (7)	10.25	9.80	10.45
Tier 1 common risk-based capital ratio(7)	9.92	9.75	7.06
Tier 1 risk-based capital ratio (7)	12.14	12.04	12.51
Total risk-based capital ratio (7)	14.89	14.85	14.79
Tangible common equity / risk-weighted assets ratio(7)	9.79	9.51	7.37
Tangible equity / tangible assets ratio(8)	8.91	8.51	9.43
Tangible common equity / tangible assets ratio(9)	8.22	7.81	6.12
See Notes to the Year to Date and Quarterly Key Statistics.

HUNTINGTON BANCSHARES INCORPORATED
Year to Date Key Statistics(1)
(Unaudited)

	Six Months Ended June 30,		Change
(dollar amounts in thousands, except per share amounts)	2011	2010	Amount	Percent

Net interest income	$807,667	$793,549	$14,118	2%
Provision for credit losses	85,182	428,414	(343,232)	(80)
Noninterest income	492,712	510,495	(17,783)	(3)
Noninterest expense	859,108	811,903	47,205	6

Income before income taxes	356,089	63,727	292,362	459
Provision (benefit) for income taxes	83,725	(24,774)	108,499	N.R.

Net Income	$272,364	$88,501	$183,863	208%

Dividends on preferred shares	15,407	58,783	(43,376)	(74)

Net income applicable to common shares	$256,957	$29,718	$227,239	765%

Net income per common share — diluted	$0.30	$0.04	$0.26	650%
Cash dividends declared per common share	0.02	0.02	—	—

Average common shares — basic	863,358	716,450	146,908	21
Average common shares — diluted(2)	867,353	718,990	148,363	21

Return on average assets	1.03%	0.35%
Return on average common shareholders’ equity	11.0	1.6
Return on average tangible common shareholders’ equity(3)	13.4	3.2
Net interest margin(4)	3.41	3.47
Efficiency ratio(5)	63.7	59.7
Effective tax rate (benefit)	23.5	(38.9)

Average loans and leases	$38,317,324	$37,034,653	$1,282,670	3
Average earning assets	48,180,174	46,424,254	1,755,922	4
Average total assets	53,067,377	51,702,686	1,364,691	3
Average core deposits(6)	39,189,945	37,536,558	1,653,386	4
Average shareholders’ equity	5,083,797	5,380,805	(297,008)	(6)

Net charge-offs (NCOs)	262,617	517,709	(255,092)	(49)
NCOs as a % of average loans and leases	1.37%	2.80%
N.R. — Not relevant, as denominator of calculation is a loss in prior period compared with income in current period.
See Notes to the Year to Date and Quarterly Key Statistics.

Notes to the Year to Date and Quarterly Key Statistics

(1)	Comparisons for all presented periods are impacted by a number of factors. Refer to Significant Items.

(2)	For all periods presented, the impact of the convertible preferred stock issued in 2008 and the warrants issued to the U.S. Department of the Treasury in 2008 related to Huntington’s participation in the voluntary Capital Purchase Program was excluded from the diluted share calculation because the result was more than basic earnings per common share (anti-dilutive) for the periods. The convertible preferred stock and warrants were repurchased in December 2010 and January 2011, respectively.

(3)	Net income excluding expense for amortization of intangibles for the period divided by average tangible shareholders’ equity. Average tangible shareholders’ equity equals average total shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(4)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

(5)	Noninterest expense less amortization of intangibles and goodwill impairment divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).

(6)	Includes noninterest-bearing and interest-bearing demand deposits, money market deposits, savings and other domestic deposits, and core certificates of deposit.

(7)	June 30, 2011, figures are estimated. Based on an interim decision by the banking agencies on December 14, 2006, Huntington has excluded the impact of adopting ASC Topic 715, “Compensation — Retirement Benefits”, from the regulatory capital calculations.

(8)	Tangible equity (total equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets). Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(9)	Tangible common equity (total common equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets). Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

Huntington Bancshares Incorporated
Consolidated Balance Sheets

				Change
	2011	2010		June ’11 vs ’10
(dollar amounts in thousands, except number of shares)	June 30,	December 31,	June 30,	Amount	Percent
	(Unaudited)		(Unaudited)
Assets
Cash and due from banks	$983,882	$847,888	$1,125,776	$(141,894)	(13)%
Interest-bearing deposits in banks	116,698	135,038	289,468	(172,770)	(60)
Trading account securities	98,771	185,404	106,858	(8,087)	(8)
Loans held for sale	224,860	793,285	777,843	(552,983)	(71)
Available-for-sale and other securities	8,099,716	9,895,244	8,803,718	(704,002)	(8)
Held-to-maturity securities	670,478	—	—	670,478	—
Loans and leases(1)	39,126,452	38,106,507	36,969,695	2,156,757	6
Allowance for loan and lease losses	(1,071,126)	(1,249,008)	(1,402,160)	331,034	(24)

Net loans and leases	38,055,326	36,857,499	35,567,535	2,487,791	7

Bank owned life insurance	1,480,203	1,458,224	1,436,433	43,770	3
Premises and equipment	528,590	491,602	492,859	35,731	7
Goodwill	444,268	444,268	444,268	—	—
Other intangible assets	201,864	228,620	258,811	(56,947)	(22)
Accrued income and other assets	2,145,383	2,482,570	2,467,269	(321,886)	(13)

Total assets	$53,050,039	$53,819,642	$51,770,838	$1,279,201	2%

Liabilities and shareholders’ equity
Liabilities
Deposits(2)	$41,402,355	$41,853,898	$39,848,507	$1,553,848	4%
Short-term borrowings	2,022,946	2,040,732	1,093,218	929,728	85
Federal Home Loan Bank advances	220,224	172,519	599,798	(379,574)	(63)
Other long-term debt	1,635,247	2,144,092	2,569,934	(934,687)	(36)
Subordinated notes	1,496,461	1,497,216	1,195,210	301,251	25
Accrued expenses and other liabilities	1,020,163	1,130,643	1,025,735	(5,572)	(1)

Total liabilities	47,797,396	48,839,100	46,332,402	1,464,994	3

Shareholder’s equity

Preferred stock — authorized 6,617,808 shares-

5.00% Series B Non-voting, Cumulative Preferred Stock, par value of $0.01 and liquidation value per share of $1,000	—	—	1,333,433	(1,333,433)	(100)

8.50% Series A Non-cumulative Perpetual Convertible Preferred Stock, par value and liquidation value per share of $1,000	362,507	362,507	362,507	—	—

Common stock — Par value of $0.01	8,643	8,642	7,175	1,468	20
Capital surplus	7,588,248	7,630,093	6,739,069	849,179	13
Less treasury shares, at cost	(9,357)	(8,771)	(9,235)	(122)	1
Accumulated other comprehensive loss	(122,543)	(197,496)	(84,398)
Retained earnings	(2,574,855)	(2,814,433)	(2,910,115)	335,260	(12)

Total shareholders’ equity	5,252,643	4,980,542	5,438,436	(185,793)	(3)

Total liabilities and shareholders’ equity	$53,050,039	$53,819,642	$51,770,838	$1,279,201	2%

Common shares authorized (par value of $0.01)	1,500,000,000	1,500,000,000	1,500,000,000
Common shares issued	864,310,281	864,195,369	717,487,003
Common shares outstanding	863,323,099	863,319,435	716,622,592
Treasury shares outstanding	987,182	875,934	864,411
Preferred shares issued	1,967,071	1,967,071	1,967,071
Preferred shares outstanding	362,507	362,507	1,760,578

(1)	See page 5 for detail of loans and leases.

(2)	See page 6 for detail of deposits.

Huntington Bancshares Incorporated
Loans and Leases Composition

	2011				2010
(dollar amounts in millions)	June 30,		March 31,		December 31,		September 30,		June 30,
	(Unaudited)		(Unaudited)				(Unaudited)		(Unaudited)
Ending Balances by Type:
Commercial:(1)
Commercial and industrial	$13,544	35%	$13,299	35%	$13,063	34%	$12,425	33%	$12,392	34%
Commercial real estate:
Construction	591	2	587	2	650	2	738	2	1,106	3
Commercial	5,573	14	5,711	15	6,001	16	6,174	16	6,078	16

Commercial real estate	6,164	16	6,298	17	6,651	18	6,912	18	7,184	19

Total commercial	19,708	51	19,597	52	19,714	52	19,337	51	19,576	53

Consumer:
Automobile	6,190	16	5,802	15	5,614	15	5,385	14	4,847	13
Home equity	7,952	20	7,784	20	7,713	20	7,690	21	7,510	20
Residential mortgage	4,751	12	4,517	12	4,500	12	4,511	12	4,354	12
Other consumer	525	1	546	1	566	1	578	2	683	2

Total consumer	19,418	49	18,649	48	18,393	48	18,164	49	17,394	47

Total loans and leases	$39,126	100%	$38,246	100%	$38,107	100%	$37,501	100%	$36,970	100%

Ending Balances by Business Segment:
Retail and Business Banking	$12,019	31%	$11,786	31%	$11,717	31%	$11,804	31%	$11,772	32%
Regional and Commercial Banking	8,291	21	7,917	21	7,792	20	7,373	20	7,317	20
AFCRE	13,273	34	13,154	34	13,283	35	13,167	35	12,931	35
WGH	5,493	14	5,255	14	5,176	14	5,066	14	4,864	13
Treasury / Other	50	—	134	—	139	—	91	—	86	—

Total loans and leases	$39,126	100%	$38,246	100%	$38,107	100%	$37,501	100%	$36,970	100%

	2011				2010
	Second		First		Fourth		Third		Second
Average Balances by Business Segment:
Retail and Business Banking	$11,948	31%	$11,780	31%	$11,274	30%	$11,817	32%	$11,809	32%
Regional and Commercial Banking	8,069	21	7,824	21	7,657	20	7,419	20	7,257	20
AFCRE	13,145	34	13,208	35	13,299	35	13,085	35	12,890	35
WGH	5,297	14	5,192	13	5,050	14	4,894	13	4,729	12
Treasury / Other	76	—	94	—	520	1	—	—	404	1

Total loans and leases	$38,535	100%	$38,098	100%	$37,800	100%	$37,215	100%	$37,089	100%

(1)	There were no commercial loans outstanding that would be considered a concentration of lending to a particular industry.

Huntington Bancshares Incorporated
Deposits Composition

	2011				2010
(dollar amounts in millions)	June 30,		March 31,		December 31,		September 30,		June 30,
	(Unaudited)		(Unaudited)				(Unaudited)		(Unaudited)
Ending Balances by Type:
Demand deposits — noninterest-bearing	$8,210	20%	$7,597	18%	$7,217	17%	$6,926	17%	$6,463	16%
Demand deposits — interest-bearing	5,642	14	5,532	13	5,469	13	5,347	13	5,850	15
Money market deposits	12,643	31	13,105	32	13,410	32	12,679	31	11,437	29
Savings and other domestic deposits	4,752	11	4,762	12	4,643	11	4,613	11	4,652	12
Core certificates of deposit	7,936	19	8,208	20	8,525	20	8,765	21	8,974	23

Total core deposits	39,183	95	39,204	95	39,264	93	38,330	93	37,376	95
Other domestic deposits of $250,000 or more	436	1	531	1	675	2	730	2	678	2
Brokered deposits and negotiable CDs	1,486	4	1,253	3	1,532	4	1,576	4	1,373	3
Deposits in foreign offices	297	—	378	1	383	1	436	1	422	—

Total deposits	$41,402	100%	$41,366	100%	$41,854	100%	$41,072	100%	$39,849	100%

Total core deposits:
Commercial	$13,541	35%	$12,785	33%	$12,476	32%	$12,262	32%	$11,515	31%
Consumer	25,642	65	26,419	67	26,788	68	26,068	68	25,861	69

Total core deposits	$39,183	100%	$39,204	100%	$39,264	100%	$38,330	100%	$37,376	100%

Ending Balances by Business Segment:
Retail and Business Banking	$28,325	68%	$28,984	70%	$29,298	70%	$28,808	70%	$28,542	72%
Regional and Commercial Banking	3,539	9	3,589	9	3,538	8	3,245	8	2,861	7
AFCRE	819	2	804	2	753	2	739	2	725	2
WGH	7,708	19	7,363	17	7,449	18	7,184	17	6,734	17
Treasury / Other(1)	1,011	2	626	2	816	2	1,096	3	987	2

Total deposits	$41,402	100%	$41,366	100%	$41,854	100%	$41,072	100%	$39,849	100%

	2011				2010
	Second		First		Fourth		Third		Second
Average Balances by Business Segment:
Retail and Business Banking	$28,780	70%	$29,139	70%	$29,241	70%	$28,874	71%	$28,592	71%
Regional and Commercial Banking	3,484	8	3,666	9	3,471	8	3,090	8	3,001	7
AFCRE	784	2	763	2	752	2	714	1	672	2
WGH	7,467	18	7,394	17	7,333	18	6,867	17	6,994	17
Treasury / Other (1)	739	2	702	2	907	2	1,101	3	1,108	3

Total deposits	$41,254	100%	$41,664	100%	$41,704	100%	$40,646	100%	$40,367	100%

(1)	Comprised primarily of national market deposits.

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

						Change
	2011		2010			2Q11 vs 2Q10
(dollar amounts in millions)	Second	First	Fourth	Third	Second	Amount	Percent
Assets
Interest-bearing deposits in banks	$131	$130	$218	$282	$309	$(178)	(58)%
Trading account securities	112	144	297	110	127	(15)	(12)
Federal funds sold and securities purchased under resale agreements	21	—	—	—	—	21	—
Loans held for sale	181	420	779	663	323	(142)	(44)
Available-for-sale and other securities:
Taxable	8,428	9,108	9,747	8,876	8,369	59	1
Tax-exempt	436	445	449	365	389	47	12

Total available-for-sale and other securities	8,864	9,553	10,196	9,241	8,758	106	1

Held-to-maturity securities — taxable	174	—	—	—	—	174	—
Loans and leases:(1)
Commercial:
Commercial and industrial	13,370	13,121	12,767	12,393	12,244	1,126	9
Commercial real estate:
Construction	554	611	716	989	1,279	(725)	(57)
Commercial	5,679	5,913	6,082	6,084	6,085	(406)	(7)

Commercial real estate	6,233	6,524	6,798	7,073	7,364	(1,131)	(15)

Total commercial	19,603	19,645	19,565	19,466	19,608	(5)	(0)

Consumer:
Automobile	5,954	5,701	5,520	5,140	4,634	1,320	28
Home equity	7,874	7,728	7,709	7,567	7,544	330	4
Residential mortgage	4,566	4,465	4,430	4,389	4,608	(42)	(1)
Other consumer	538	559	576	653	695	(157)	(23)

Total consumer	18,932	18,453	18,235	17,749	17,481	1,451	8

Total loans and leases	38,535	38,098	37,800	37,215	37,089	1,446	4
Allowance for loan and lease losses	(1,128)	(1,231)	(1,323)	(1,384)	(1,506)	378	(25)

Net loans and leases	37,407	36,867	36,477	35,831	35,583	1,824	5

Total earning assets	48,018	48,345	49,290	47,511	46,606	1,412	3

Cash and due from banks	1,068	1,299	1,187	1,618	1,509	(441)	(29)
Intangible assets	652	665	679	695	710	(58)	(8)
All other assets	4,160	4,291	4,313	4,277	4,384	(224)	(5)

Total assets	$52,770	$53,369	$54,146	$52,717	$51,703	$1,067	2%

Liabilities and shareholders’ equity
Deposits:
Demand deposits — noninterest-bearing	$7,806	$7,333	$7,188	$6,768	$6,849	$957	14%
Demand deposits — interest-bearing	5,565	5,357	5,317	5,319	5,971	(406)	(7)
Money market deposits	12,879	13,492	13,158	12,336	11,103	1,776	16
Savings and other domestic deposits	4,778	4,701	4,640	4,639	4,677	101	2
Core certificates of deposit	8,079	8,391	8,646	8,948	9,199	(1,120)	(12)

Total core deposits	39,107	39,274	38,949	38,010	37,799	1,308	3
Other domestic deposits of $250,000 or more	467	606	737	690	661	(194)	(29)
Brokered deposits and negotiable CDs	1,333	1,410	1,575	1,495	1,505	(172)	(11)
Deposits in foreign offices	347	374	443	451	402	(55)	(14)

Total deposits	41,254	41,664	41,704	40,646	40,367	887	2
Short-term borrowings	2,112	2,134	2,134	1,739	966	1,146	119
Federal Home Loan Bank advances	97	30	112	188	212	(115)	(54)
Subordinated notes and other long-term debt	3,249	3,525	3,558	3,672	3,836	(587)	(15)

Total interest-bearing liabilities	38,906	40,020	40,320	39,477	38,532	374	1

All other liabilities	913	994	993	952	924	(11)	(1)
Shareholders’ equity	5,145	5,022	5,645	5,520	5,398	(253)	(5)

Total liabilities and shareholders’ equity	$52,770	$53,369	$54,146	$52,717	$51,703	$1,067	2%

(1)	Includes nonaccrual loans.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin — Interest Income / Expense
(Unaudited)

	2011		2010
(dollar amounts in millions)	Second	First	Fourth	Third	Second
Assets
Interest-bearing deposits in banks	$73	$37	$343	$151	$156
Trading account securities	447	494	1,472	331	554
Federal funds sold and securities purchased under resale agreements	5	—	—	—	—
Loans held for sale	2,247	4,284	7,799	9,525	4,059
Available-for-sale and other securities:
Taxable	54,603	57,652	59,025	61,438	59,614
Tax-exempt	4,385	5,237	5,150	4,285	4,488

Total available-for-sale and other securities	58,988	62,889	64,175	65,723	64,102
Held-to-maturity securities — taxable	1,287	—	—	—	—
Loans and leases:
Commercial:
Commercial and industrial	145,675	149,964	161,251	162,678	164,332
Commercial real estate:
Construction	4,718	5,138	5,608	7,157	8,443
Commercial	55,947	58,096	60,963	60,821	56,716

Commercial real estate	60,665	63,234	66,571	67,978	65,159

Total commercial	206,340	213,198	227,822	230,656	229,491

Consumer:
Automobile	75,110	73,330	75,951	75,005	74,689
Home equity	88,358	87,659	89,516	89,669	99,135
Residential mortgage	52,700	53,127	53,431	54,560	54,116
Other consumer	10,416	10,804	11,490	11,680	11,841

Total consumer	226,584	224,920	230,388	230,914	239,781

Total loans and leases	432,924	438,118	458,210	461,570	469,272

Total earning assets	$495,971	$505,822	$531,999	$537,300	$538,143

Liabilities and shareholders’ equity
Deposits:
Demand deposits — noninterest-bearing	$—	$—	$—	$—	$—
Demand deposits — interest-bearing	1,240	1,217	1,770	2,255	3,243
Money market deposits	12,807	16,699	25,654	26,690	25,644
Savings and other domestic deposits	8,870	9,410	10,527	11,585	12,516
Core certificates of deposit	41,041	42,815	46,076	52,044	61,353

Total core deposits	63,958	70,141	84,027	92,574	102,756
Other domestic deposits of $250,000 or more	1,171	1,620	2,244	2,225	2,254
Brokered deposits and negotiable CDs	2,948	3,850	6,082	8,334	9,618
Deposits in foreign offices	227	185	194	247	194

Total deposits	68,304	75,796	92,547	103,380	114,822
Short-term borrowings	856	949	1,071	945	515
Federal Home Loan Bank advances	215	220	272	602	1,034
Subordinated notes and other long-term debt	19,425	20,582	19,107	19,780	19,626

Total interest bearing liabilities	88,800	97,547	112,997	124,707	135,997

Net interest income	$407,171	$408,275	$419,002	$412,593	$402,146

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin Analysis
(Unaudited)

	2011		2010
Fully-taxable equivalent basis(1)	Second	First	Fourth	Third	Second
Assets
Interest-bearing deposits in banks	0.22%	0.11%	0.63%	0.21%	0.20%
Trading account securities	1.59	1.37	1.98	1.20	1.74
Federal funds sold and securities purchased under resale agreements	0.09	—	—	—	—
Loans held for sale	4.97	4.08	4.01	5.75	5.02
Available-for-sale and other securities:
Taxable	2.59	2.53	2.42	2.77	2.85
Tax-exempt	4.02	4.70	4.59	4.70	4.62

Total available-for-sale and other securities	2.66	2.63	2.52	2.84	2.93
Held-to-maturity securities — taxable	2.96	—	—	—	—
Loans and leases:(2)(3)
Commercial:
Commercial and industrial	4.31	4.57	4.94	5.14	5.31
Commercial real estate:
Construction	3.37	3.36	3.07	2.83	2.61
Commercial	3.90	3.93	3.92	3.91	3.69

Commercial real estate	3.84	3.88	3.83	3.76	3.49

Total commercial	4.16	4.34	4.56	4.64	4.63

Consumer:
Automobile	5.06	5.22	5.46	5.79	6.46
Home equity	4.49	4.54	4.64	4.74	5.26
Residential mortgage	4.62	4.76	4.82	4.97	4.70
Other consumer	7.76	7.85	7.92	7.10	6.84

Total consumer	4.79	4.90	5.04	5.19	5.49

Total loans and leases	4.47	4.61	4.79	4.90	5.04

Total earning assets	4.14%	4.24%	4.29%	4.49%	4.63%

Liabilities and shareholders’ equity
Deposits:
Demand deposits — noninterest-bearing	—%	—%	—%	—%	—%
Demand deposits — interest-bearing	0.09	0.09	0.13	0.17	0.22
Money market deposits	0.40	0.50	0.77	0.86	0.93
Savings and other domestic deposits	0.74	0.81	0.90	0.99	1.07
Core certificates of deposit	2.04	2.07	2.11	2.31	2.68

Total core deposits	0.82	0.89	1.05	1.18	1.33
Other domestic deposits of $250,000 or more	1.01	1.08	1.21	1.28	1.37
Brokered deposits and negotiable CDs	0.89	1.11	1.53	2.21	2.56
Deposits in foreign offices	0.26	0.20	0.17	0.22	0.19

Total deposits	0.82	0.90	1.06	1.21	1.37
Short-term borrowings	0.16	0.18	0.20	0.22	0.21
Federal Home Loan Bank advances	0.88	2.98	0.95	1.25	1.93
Subordinated notes and other long-term debt	2.39	2.34	2.15	2.15	2.05

Total interest-bearing liabilities	0.91	0.99	1.11	1.25	1.41

Net interest rate spread	3.19	3.21	3.16	3.24	3.22
Impact of noninterest-bearing funds on margin	0.21	0.21	0.21	0.21	0.24

Net interest margin	3.40%	3.42%	3.37%	3.45%	3.46%

Commercial Loan Derivative Impact
(Unaudited)

	2011		2010
Fully-taxable equivalent basis(1)	Second	First	Fourth	Third	Second
Commercial loans(2)(3)	3.83%	3.84%	3.96%	3.97%	3.79%
Impact of commercial loan derivatives	0.33	0.50	0.60	0.67	0.84

Total commercial — as reported	4.16%	4.34%	4.56%	4.64%	4.63%

Average 30 day LIBOR	0.20%	0.26%	0.26%	0.29%	0.31%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 10 for the FTE adjustment.

(2)	Loan, lease, and deposit average rates include impact of applicable derivatives, non-deferrable fees, and amortized fees.

(3)	Includes the impact of nonaccrual loans.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data(1)
(Unaudited)

(dollar amounts in thousands,	2011		2010			2Q11 vs 2Q10
except per share amounts)	Second	First	Fourth	Third	Second	Amount	Percent
Interest income	$492,137	$501,877	$528,291	$534,669	$535,653	$(44,803)	(8)%
Interest expense	88,800	97,547	112,997	124,707	135,997	(47,197)	(35)

Net interest income	403,337	404,330	415,294	409,962	399,656	3,681	1
Provision for credit losses	35,797	49,385	86,973	119,160	193,406	(157,609)	(81)

Net interest income after provision for credit losses	367,540	354,945	328,321	290,802	206,250	161,290	78

Service charges on deposit accounts	60,675	54,324	55,810	65,932	75,934	(15,259)	(20)
Mortgage banking income	23,835	22,684	53,169	52,045	45,530	(21,695)	(48)
Trust services	30,392	30,742	29,394	26,997	28,399	1,993	7
Electronic banking	31,728	28,786	28,900	28,090	28,107	3,621	13
Insurance income	16,399	17,945	19,678	19,801	18,074	(1,675)	(9)
Brokerage income	20,819	20,511	16,953	16,575	18,425	2,394	13
Bank owned life insurance income	17,602	14,819	16,113	14,091	14,392	3,210	22
Automobile operating lease income	7,307	8,847	10,463	11,356	11,842	(4,535)	(38)
Securities gains (losses)	1,507	40	(103)	(296)	156	1,351	866
Other income	45,503	38,247	33,843	32,552	28,784	16,719	58

Total noninterest income	255,767	236,945	264,220	267,143	269,643	(13,876)	(5)

Personnel costs	218,570	219,028	212,184	208,272	194,875	23,695	12
Outside data processing and other services	43,889	40,282	40,943	38,553	40,670	3,219	8
Net occupancy	26,885	28,436	26,670	26,718	25,388	1,497	6
Deposit and other insurance expense	23,823	17,896	23,320	23,406	26,067	(2,244)	(9)
Professional services	20,080	13,465	21,021	20,672	24,388	(4,308)	(18)
Equipment	21,921	22,477	22,060	21,651	21,585	336	2
Marketing	20,102	16,895	16,168	20,921	17,682	2,420	14
Amortization of intangibles	13,386	13,370	15,046	15,145	15,141	(1,755)	(12)
OREO and foreclosure expense	4,398	3,931	10,502	12,047	4,970	(572)	(12)
Automobile operating lease expense	5,434	6,836	8,142	9,159	9,667	(4,233)	(44)
Other expense	29,921	48,083	38,537	30,765	33,377	(3,456)	(10)

Total noninterest expense	428,409	430,699	434,593	427,309	413,810	14,599	4

Income before income taxes	194,898	161,191	157,948	130,636	62,083	132,815	214
Provision (benefit) for income taxes	48,980	34,745	35,048	29,690	13,319	35,661	268

Net income	$145,918	$126,446	$122,900	$100,946	$48,764	$97,154	199%

Dividends on preferred shares	7,704	7,703	83,754	29,495	29,426	(21,722)	(74)

Net income applicable to common shares	$138,214	$118,743	$39,146	$71,451	$19,338	$118,876	615%

Average common shares — basic	863,358	863,359	757,924	716,911	716,580	146,778	20%
Average common shares — diluted(2)	867,469	867,237	760,582	719,567	719,387	148,082	21%

Per common share
Net income — basic	$0.16	$0.14	$0.05	$0.10	$0.03	$0.13	433%
Net income — diluted	0.16	0.14	0.05	0.10	0.03	0.13	433
Cash dividends declared	0.01	0.01	0.01	0.01	0.01	—	—

Return on average total assets	1.11%	0.96%	0.90%	0.76%	0.38%	0.73%	192
Return on average common shareholders’ equity	11.6	10.3	3.8	7.4	2.1	9.5	452
Return on average common tangible shareholders’ equity(3)	13.3	12.7	5.6	10.0	3.8	9.5	250
Net interest margin(4)	3.40	3.42	3.37	3.45	3.46	(0.06)	(2)
Efficiency ratio(5)	62.7	64.7	61.4	60.6	59.4	3.3	6
Effective tax rate	25.1	21.6	22.2	22.7	21.5	3.6	17

Revenue — fully-taxable equivalent (FTE)
Net interest income	$403,337	$404,330	$415,294	$409,962	$399,656	$3,681	1
FTE adjustment	3,834	3,945	3,708	2,631	2,490	1,344	54

Net interest income(4)	407,171	408,275	419,002	412,593	402,146	5,025	1
Noninterest income	255,767	236,945	264,220	267,143	269,643	(13,876)	(5)

Total revenue(4)	$662,938	$645,220	$683,222	$679,736	$671,789	$(8,851)	(1)%

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to Significant Items.

(2)	For all periods presented, the impact of the convertible preferred stock issued in 2008 and the warrants issued to the U.S. Department of the Treasury in 2008 related to Huntington’s participation in the voluntary Capital Purchase Program was excluded from the diluted share calculation because the result was more than basic earnings per common share (anti-dilutive) for the periods. The convertible preferred stock and warrants were repurchased in December 2010 and January 2011, respectively.

(3)	Net income excluding expense for amortization of intangibles for the period divided by average tangible shareholders’ equity. Average tangible shareholders’ equity equals average total shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(4)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

(5)	Noninterest expense less amortization of intangibles and goodwill impairment divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).

Huntington Bancshares Incorporated
Quarterly Mortgage Banking Income
(Unaudited)

	2011		2010			2Q11 vs 2Q10
(dollar amounts in thousands, except as noted)	Second	First	Fourth	Third	Second	Amount	Percent
Mortgage banking income
Origination and secondary marketing	$11,522	$19,799	$48,236	$35,840	$19,778	$(8,256)	(42)%
Servicing fees	12,417	12,546	11,474	12,053	12,178	239	2
Amortization of capitalized servicing	(9,052)	(9,863)	(13,960)	(13,003)	(10,137)	1,085	(11)
Other mortgage banking income	4,259	3,769	4,789	4,966	3,664	595	16

Subtotal	19,146	26,251	50,539	39,856	25,483	(6,337)	(25)

MSR valuation adjustment(1)	(8,292)	774	31,319	(12,047)	(26,221)	17,929	(68)
Net trading gains (losses) related to MSR hedging	12,981	(4,341)	(28,689)	24,236	46,268	(33,287)	(72)

Total mortgage banking income	$23,835	$22,684	$53,169	$52,045	$45,530	$(21,695)	(48)%

Mortgage originations (in millions)	$916	$929	$1,827	$1,619	$1,161	$(245)	(21)
Average trading account securities used to hedge MSRs (in millions)	22	46	184	23	28	(6)	(21)%
Capitalized mortgage servicing rights(2)	189,740	202,559	196,194	161,594	179,138	10,602	6
Total mortgages serviced for others (in millions)(2)	16,315	16,456	15,933	15,713	15,954	361	2
MSR % of investor servicing portfolio(2)	1.16%	1.23%	1.23%	1.03%	1.12%	0.04%	357

Net impact of MSR hedging

MSR valuation adjustment(1)	$(8,292)	$774	$31,319	$(12,047)	$(26,221)	$17,929	(68)%
Net trading gains (losses) related to MSR hedging	12,981	(4,341)	(28,689)	24,236	46,268	(33,287)	(72)
Net interest income related to MSR hedging	84	99	713	32	58	26	45

Net gain (loss) of MSR hedging	$4,773	$(3,468)	$3,343	$12,221	$20,105	$(15,332)	(76)%

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

	2011		2010
(dollar amounts in thousands)	Second	First	Fourth	Third	Second

Allowance for loan and lease losses, beginning of period	$1,133,226	$1,249,008	$1,336,352	$1,402,160	$1,477,969
Loan and lease losses	(128,701)	(199,007)	(205,587)	(221,144)	(312,954)
Recoveries of loans previously charged off	31,167	33,924	33,336	36,630	33,726

Net loan and lease losses	(97,534)	(165,083)	(172,251)	(184,514)	(279,228)

Provision for loan and lease losses	36,948	49,301	84,907	118,788	203,633
Allowance of assets sold	(1,514)	—	—	(82)	(214)

Allowance for loan and lease losses, end of period	$1,071,126	$1,133,226	$1,249,008	$1,336,352	$1,402,160

Allowance for unfunded loan commitments and letters of credit, beginning of period	$42,211	$42,127	$40,061	$39,689	$49,916

Provision for (reduction in) unfunded loan commitments and letters of credit losses	(1,151)	84	2,066	372	(10,227)

Allowance for unfunded loan commitments and letters of credit, end of period	$41,060	$42,211	$42,127	$40,061	$39,689

Total allowance for credit losses, end of period	$1,112,186	$1,175,437	$1,291,135	$1,376,413	$1,441,849

Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	2.74%	2.96%	3.28%	3.56%	3.79%
Nonaccrual loans and leases (NALs)	174	178	161	136	117
Nonperforming assets (NPAs)	164	164	148	121	89

Total allowance for credit losses (ACL) as % of:
Total loans and leases	2.84%	3.07%	3.39%	3.67%	3.90%
Nonaccrual loans and leases	181	185	166	140	120
Nonperforming assets	170	170	153	125	91

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	2011		2010
(dollar amounts in thousands)	Second	First	Fourth	Third	Second

Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$18,704	$42,191	$59,124	$62,241	$58,128
Commercial real estate:
Construction	4,145	28,400	11,084	17,936	45,562
Commercial	23,450	39,283	33,787	45,725	36,169

Commercial real estate	27,595	67,683	44,871	63,661	81,731

Total commercial	46,299	109,874	103,995	125,902	139,859

Consumer:
Automobile	2,255	4,712	7,035	5,570	5,436
Home equity(1)	25,441	26,715	29,175	27,827	44,470
Residential mortgage(2)(3)	16,455	18,932	26,775	18,961	82,848
Other consumer	7,084	4,850	5,271	6,254	6,615

Total consumer	51,235	55,209	68,256	58,612	139,369

Total net charge-offs	$97,534	$165,083	$172,251	$184,514	$279,228

Net charge-offs — annualized percentages:
Commercial:
Commercial and industrial	0.56%	1.29%	1.85%	2.01%	1.90%
Commercial real estate:
Construction	2.99	18.59	6.19	7.25	14.25
Commercial	1.65	2.66	2.22	3.01	2.38

Commercial real estate	1.77	4.15	2.64	3.60	4.44

Total commercial	0.94	2.24	2.13	2.59	2.85

Consumer:
Automobile	0.15	0.33	0.51	0.43	0.47
Home equity(1)	1.29	1.38	1.51	1.47	2.36
Residential mortgage(2)(3)	1.44	1.70	2.42	1.73	7.19
Other consumer	5.27	3.47	3.66	3.83	3.81

Total consumer	1.08	1.20	1.50	1.32	3.19

Net charge-offs as a % of average loans	1.01%	1.73%	1.82%	1.98%	3.01%

(1)	The 2010 second quarter included net charge-offs of $14,678 thousand associated with the transfer of Franklin-related loans to loans held for sale and $1,262 thousand of other Franklin-related net charge-offs.

(2)	The 2010 second quarter included net charge-offs of $60,822 thousand associated with the transfer of Franklin-related loans to loans held for sale and $3,403 thousand of other Franklin-related net charge-offs.

(3)	The 2010 fourth quarter included net charge-offs of $16,389 thousand related to the sale of certain underperforming residential mortgage loans.

Huntington Bancshares Incorporated
Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)
(Unaudited)

	2011		2010
(dollar amounts in thousands)	June 30,	March 31,	December 31,	September 30,	June 30,

Nonaccrual loans and leases (NALs):
Commercial and industrial	$229,327	$260,397	$346,720	$398,353	$429,561
Commercial real estate	291,500	305,793	363,692	478,754	663,103
Residential mortgage	59,853	44,812	45,010	82,984	86,486
Home equity	33,545	25,255	22,526	21,689	22,199

Total nonaccrual loans and leases	614,225	636,257	777,948	981,780	1,201,349

Other real estate, net:
Residential	20,803	28,668	31,649	65,775	71,937
Commercial	17,909	25,961	35,155	57,309	67,189

Total other real estate, net	38,712	54,629	66,804	123,084	139,126
Impaired loans held for sale(1)	—	—	—	—	242,227

Total nonperforming assets	$652,937	$690,886	$844,752	$1,104,864	$1,582,702

Nonperforming Franklin assets:
Residential mortgage	$—	$—	$—	$—	$—
Home Equity	—	—	—	—	—
OREO	883	5,971	9,477	15,330	24,515
Impaired loans held for sale	—	—	—	—	242,227

Total nonperforming Franklin assets	$883	$5,971	$9,477	$15,330	$266,742

Nonaccrual loans and leases as a % of total loans and leases	1.57%	1.66%	2.04%	2.62%	3.25%

NPA ratio(2)	1.67	1.80	2.21	2.94	4.24

	2011		2010
	Second	First	Fourth	Third	Second

Nonperforming assets, beginning of period	$690,886	$844,752	$1,104,864	$1,582,702	$1,918,368
New nonperforming assets	210,255	192,044	237,802	278,388	171,595
Franklin impact, net	(5,088)	(3,506)	(5,853)	(251,412)	(86,715)
Returns to accruing status	(68,429)	(70,886)	(100,051)	(111,168)	(78,739)
Loan and lease losses	(74,945)	(128,730)	(126,047)	(151,013)	(173,159)
OREO losses	388	1,492	(5,117)	(5,302)	2,483
Payments	(73,009)	(87,041)	(191,296)	(210,612)	(140,881)
Sales	(27,121)	(57,239)	(69,550)	(26,719)	(30,250)

Nonperforming assets, end of period	$652,937	$690,886	$844,752	$1,104,864	$1,582,702

(1)	The June 30, 2010, figure represented NALs associated with the transfer of Franklin-related residential mortgage and home equity loans to loans held for sale.

(2)	Nonperforming assets divided by the sum of loans and leases, impaired loans held for sale, and net other real estate owned.

Huntington Bancshares Incorporated
Quarterly Accruing Past Due Loans and Leases and Accruing Troubled Debt Restructured Loans
(Unaudited)

	2011		2010
(dollar amounts in thousands)	June 30,	March 31,	December 31,	September 30,	June 30,

Accruing loans and leases past due 90 days or more:

Commercial and industrial	$—	$—	$—	$—	$—
Residential mortgage (excluding loans guaranteed by the U.S. Government)	33,975	41,858	53,983	56,803	47,036
Home equity	17,451	24,130	23,497	27,160	26,797
Other consumer	6,227	7,578	10,177	11,423	9,533

Total, excl. loans guaranteed by the U.S. Government	57,653	73,566	87,657	95,386	83,366
Add: loans guaranteed by U.S. Government	76,979	94,440	98,288	94,249	95,421

Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. Government	$134,632	$168,006	$185,945	$189,635	$178,787

Ratios:

Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.15%	0.19%	0.23%	0.25%	0.23%

Guaranteed by U.S. Government, as a percent of total loans and leases	0.19%	0.25	0.26	0.26	0.26

Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.34%	0.44	0.49	0.51	0.49

Accruing troubled debt restructured loans:
Commercial	$240,126	$206,462	$222,632	$157,971	$141,353
Residential mortgage	313,772	333,492	328,411	304,356	281,473
Other consumer	75,036	78,488	76,586	73,210	65,061

Total accruing troubled debt restructured loans	$628,934	$618,442	$627,629	$535,537	$487,887

Huntington Bancshares Incorporated
Quarterly Common Stock Summary, Capital, and Other Data
(Unaudited)
Quarterly common stock summary

	2011		2010
(dollar amounts in thousands, except per share amounts)	Second	First	Fourth	Third	Second

Common stock price, per share
High(1)	$6.920	$7.700	$7.000	$6.450	$7.400
Low(1)	6.000	6.380	5.430	5.040	5.260
Close	6.560	6.640	6.870	5.690	5.540
Average closing price	6.506	6.981	6.050	5.787	6.130

Dividends, per share
Cash dividends declared per common share	$0.01	$0.01	$0.01	$0.01	$0.01

Common shares outstanding
Average — basic	863,358	863,359	757,924	716,911	716,580
Average — diluted(2)	867,469	867,237	760,582	719,567	719,387
Ending	863,323	863,399	863,319	717,132	716,623

Book value per common share	$5.66	$5.42	$5.35	$5.39	$5.22
Tangible book value per common share(3)	5.00	4.74	4.66	4.55	4.37

	2011		2010
(dollar amounts in millions)	June 30,	March 31,	December 31,	September 30,	June 30,

Calculation of tangible equity / asset ratio:
Total shareholders’ equity	$5,253	$5,039	$4,981	$5,567	$5,438
Less: goodwill	(444)	(444)	(444)	(444)	(444)
Less: other intangible assets	(202)	(215)	(229)	(244)	(259)
Add: related deferred tax liability(3)	71	75	80	85	91

Total tangible equity	4,678	4,455	4,388	4,964	4,826
Less: preferred equity	(363)	(363)	(363)	(1,700)	(1,696)

Total tangible common equity	$4,315	$4,092	$4,025	$3,264	$3,130

Total assets	$53,050	$52,949	$53,820	$53,247	$51,771
Less: goodwill	(444)	(444)	(444)	(444)	(444)
Less: other intangible assets	(202)	(215)	(229)	(244)	(259)
Add: related deferred tax liability(3)	71	75	80	85	91

Total tangible assets	$52,475	$52,365	$53,227	$52,644	$51,159

Tangible equity / tangible asset ratio	8.91%	8.51%	8.24%	9.43%	9.43%
Tangible common equity / tangible asset ratio	8.22	7.81	7.56	6.20	6.12

Other capital data:
Total risk-weighted assets(5)	$44,081	$43,025	$43,471	$42,759	$42,486

Tier 1 leverage ratio(5)	10.25%	9.80%	9.41%	10.54%	10.45%
Tier 1 common risk-based capital ratio(5)	9.92	9.75	9.29	7.39	7.06
Tier 1 risk-based capital ratio(5)	12.14	12.04	11.55	12.82	12.51
Total risk-based capital ratio(5)	14.89	14.85	14.46	15.08	14.79
Tangible common equity / risk-weighted assets ratio(5)	9.79	9.51	9.26	7.63	7.37

Other data:
Number of employees (full-time equivalent)	11,457	11,319	11,341	11,279	11,117
Number of domestic full-service branches(4)	643	622	620	617	617

(1)	High and low stock prices are intra-day quotes obtained from NASDAQ.

(2)	For all periods presented, the impact of the convertible preferred stock issued in 2008 and the warrants issued to the U.S. Department of the Treasury in 2008 related to Huntington’s participation in the voluntary Capital Purchase Program was excluded from the diluted share calculation because the result was more than basic earnings per common share (anti-dilutive) for the periods. The convertible preferred stock and warrants were repurchased in December 2010 and January 2011, respectively.

(3)	Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(4)	Includes 11 WGH offices.

(5)	June 30, 2011, figures are estimated.

Huntington Bancshares Incorporated
Consolidated Year to Date Average Balance Sheets
(Unaudited)

	YTD Average Balances
	Six Months Ended June 30,		Change
(dollar amounts in millions)	2011	2010	Amount	Percent
Assets
Interest bearing deposits in banks	$130	$328	$(198)	(60)%
Trading account securities	128	112	16	14
Federal funds sold and securities purchased under resale agreements	11	—	11	—
Loans held for sale	300	334	(34)	(10)
Available-for-sale and other securities:
Taxable	8,766	8,197	569	7
Tax-exempt	441	418	23	6

Total available-for-sale and other securities	9,207	8,615	592	7
Held-to-maturity securities — taxable	87	—	87	—
Loans and leases:(1)
Commercial:
Commercial and industrial	13,246	12,279	967	8
Commercial real estate:
Construction	582	1,344	(762)	(57)
Commercial	5,795	6,176	(381)	(6)

Commercial real estate	6,377	7,520	(1,143)	(15)

Total commercial	19,623	19,799	(176)	(1)

Consumer:
Automobile	5,829	4,443	1,386	31
Home equity	7,801	7,541	260	3
Residential mortgage	4,516	4,543	(27)	(1)
Other consumer	548	709	(161)	(23)

Total consumer	18,694	17,236	1,458	8

Total loans and leases	38,317	37,035	1,282	3
Allowance for loan and lease losses	(1,179)	(1,508)	329	(22)

Net loans and leases	37,138	35,527	1,611	5

Total earning assets	48,180	46,424	1,756	4

Cash and due from banks	1,183	1,634	(451)	(28)
Intangible assets	659	717	(58)	(8)
All other assets	4,224	4,436	(212)	(5)

Total assets	$53,067	$51,703	$1,364	3%

Liabilities and shareholders’ equity
Deposits:
Demand deposits — noninterest-bearing	$7,571	$6,739	$832	12%
Demand deposits — interest-bearing	5,462	5,844	(382)	(7)
Money market deposits	13,184	10,723	2,461	23
Savings and other domestic deposits	4,740	4,645	95	2
Core certificates of deposit	8,234	9,586	(1,352)	(14)

Total core deposits	39,191	37,537	1,654	4
Other domestic deposits of $250,000 or more	536	680	(144)	(21)
Brokered deposits and negotiable CDs	1,372	1,673	(301)	(18)
Deposits in foreign offices	360	406	(46)	(11)

Total deposits	41,459	40,296	1,163	3
Short-term borrowings	2,123	947	1,176	124
Federal Home Loan Bank advances	63	196	(133)	(68)
Subordinated notes and other long-term debt	3,386	3,948	(562)	(14)

Total interest-bearing liabilities	39,460	38,648	812	2

All other liabilities	952	935	17	2
Shareholders’ equity	5,084	5,381	(297)	(6)

Total liabilities and shareholders’ equity	$53,067	$51,703	$1,364	3%

(1)	Includes nonaccrual loans.

Huntington Bancshares Incorporated
Consolidated Year to Date Net Interest Margin Analysis — Interest Income / Expense
(Unaudited)

	YTD Interest Income / Expense
	Six Months Ended June 30,
(dollar amounts in millions)	2011	2010
Assets
Interest bearing deposits in banks	$110	$310
Trading account securities	941	1,073
Federal funds sold and securities purchased under resale agreements	5	—
Loans held for sale	6,531	8,364
Available-for-sale and other securities:
Taxable	112,254	118,601
Tax-exempt	9,622	9,332

Total available-for-sale and other securities	121,876	127,933
Held-to-maturity securities — taxable	1,287	—
Loans and leases:
Commercial:
Commercial and industrial	295,639	336,669
Commercial real estate:
Construction	9,856	17,830
Commercial	114,043	113,075

Commercial real estate	123,899	130,905

Total commercial	419,538	467,574

Consumer:
Automobile	148,440	144,246
Home equity	176,016	204,547
Residential mortgage	105,828	108,815
Other consumer	21,221	24,308

Total consumer	451,505	481,916

Total loans and leases	871,043	949,490

Total earning assets	$1,001,793	$1,087,170

Liabilities and shareholders’ equity
Deposits:
Demand deposits — noninterest-bearing	$—	$—
Demand deposits — interest-bearing	2,457	6,368
Money market deposits	29,505	51,125
Savings and other domestic deposits	18,279	26,090
Core certificates of deposit	83,855	133,475

Total core deposits	134,096	217,058
Other domestic deposits of $250,000 or more	2,792	4,738
Brokered deposits and negotiable CDs	6,799	20,937
Deposits in foreign offices	414	391

Total deposits	144,101	243,124
Short-term borrowings	1,805	991
Federal Home Loan Bank advances	434	2,247
Subordinated notes and other long-term debt	40,007	42,521

Total interest-bearing liabilities	186,347	288,883

Net interest income	$815,446	$798,287

Huntington Bancshares Incorporated
Consolidated Year to Date Net Interest Margin Analysis
(Unaudited)

	YTD Average Rates (2)
	Six Months Ended June 30,
Fully-taxable equivalent basis(1)	2011	2010
Assets
Interest bearing deposits in banks	0.17%	0.19%
Trading account securities	1.47	1.92
Federal funds sold and securities purchased under resale agreements	0.09	—
Loans held for sale	4.36	5.00
Available-for-sale and other securities:
Taxable	2.56	2.89
Tax-exempt	4.37	4.49

Total available-for-sale and other securities	2.65	2.97
Held-to-maturity securities — taxable	2.95	—
Loans and leases:(3)
Commercial:
Commercial and industrial	4.44	5.45
Commercial real estate:
Construction	3.37	2.64
Commercial	3.91	3.64

Commercial real estate	3.86	3.46

Total commercial	4.25	4.70

Consumer:
Automobile	5.14	6.54
Home equity	4.51	5.42
Residential mortgage	4.69	4.79
Other consumer	7.80	6.92

Total consumer	4.85	5.61

Total loans and leases	4.54	5.12

Total earning assets	4.19%	4.72%

Liabilities and shareholders’ equity
Deposits:
Demand deposits — noninterest-bearing	—%	—%
Demand deposits — interest-bearing	0.09	0.22
Money market deposits	0.45	0.96
Savings and other domestic deposits	0.78	1.13
Core certificates of deposit	2.05	2.81

Total core deposits	0.86	1.42
Other domestic deposits of $250,000 or more	1.05	1.41
Brokered deposits and negotiable CDs	1.00	2.52
Deposits in foreign offices	0.23	0.19

Total deposits	0.86	1.46
Short-term borrowings	0.17	0.21
Federal Home Loan Bank advances	1.36	2.28
Subordinated notes and other long-term debt	2.36	2.15

Total interest bearing liabilities	0.95	1.51

Net interest rate spread	3.20	3.21
Impact of noninterest-bearing funds on margin	0.21	0.26

Net interest margin	3.41%	3.47%

Commercial Loan Derivative Impact
(Unaudited)

	YTD Average Rates
	Six Months Ended June 30,
Fully-taxable equivalent basis(1)	2011	2010
Commercial loans(2)(3)	3.83%	3.75%
Impact of commercial loan derivatives	0.42	0.95

Total commercial — as reported	4.25%	4.70%

Average 30 day LIBOR	0.19%	0.35%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 21 for the FTE adjustment.

(2)	Loan and lease and deposit average rates include impact of applicable derivatives, non-deferrable fees, and amortized fees.

(3)	Includes the impact of nonaccrual loans.

Huntington Bancshares Incorporated
Selected Year to Date Income Statement Data(1)
(Unaudited)

	Six Months Ended June 30,		Change
(dollar amounts in thousands, except per share amounts)	2011	2010	Amount	Percent
Interest income	$994,014	$1,082,432	$(2,158)	—%
Interest expense	186,347	288,883	(102,536)	(35)

Net interest income	807,667	793,549	14,118	2
Provision for credit losses	85,182	428,414	(343,232)	(80)

Net interest income after provision for credit losses	722,485	365,135	357,350	98

Service charges on deposit accounts	114,999	145,273	(30,274)	(21)
Mortgage banking income	46,519	70,568	(24,049)	(34)
Trust services	61,134	56,164	4,970	9
Electronic banking	60,514	53,244	7,270	14
Insurance income	34,344	36,934	(2,590)	(7)
Brokerage income	41,330	35,327	6,003	17
Bank owned life insurance income	32,421	30,862	1,559	5
Automobile operating lease income	16,154	24,145	(7,991)	(33)
Securities gains	1,547	125	1,422	1,138
Other income	83,750	57,853	25,897	45

Total noninterest income	492,712	510,495	(17,783)	(3)

Personnel costs	437,598	378,517	59,081	16
Outside data processing and other services	84,171	79,752	4,419	6
Net occupancy	55,321	54,474	847	2
Deposit and other insurance expense	41,719	50,822	(9,103)	(18)
Professional services	33,545	47,085	(13,540)	(29)
Equipment	44,398	42,209	2,189	5
Marketing	36,997	28,835	8,162	28
Amortization of intangibles	26,756	30,287	(3,531)	(12)
OREO and foreclosure expense	8,329	16,500	(8,171)	(50)
Automobile operating lease expense	12,270	19,733	(7,463)	(38)
Other expense	78,004	63,689	14,315	22

Total noninterest expense	859,108	811,903	47,205	6

Income before income taxes	356,089	63,727	292,362	459
Provision (benefit) for income taxes	83,725	(24,774)	108,499	N.R.

Net income	$272,364	$88,501	$183,863	208%

Dividends on preferred shares	15,407	58,783	(43,376)	(74)

Net income applicable to common shares	$256,957	$29,718	$227,239	765%

Average common shares — basic	863,358	716,450	146,908	21%
Average common shares — diluted(2)	867,353	718,990	148,363	21

Per common share
Net income — basic	$0.30	$0.04	$0.26	650
Net income — diluted	0.30	0.04	0.26	650
Cash dividends declared	0.02	0.02	—	—

Return on average total assets	1.03%	0.35%	0.68%	194
Return on average common shareholders’ equity	11.0	1.6	9.4	588
Return on average tangible common shareholders’ equity(3)	13.4	3.2	10.2	319
Net interest margin(4)	3.41	3.47	(0.06)	(2)
Efficiency ratio(5)	63.7	59.7	4.0	7
Effective tax rate (benefit)	23.5	(38.9)	62.4	N.R.

Revenue — fully taxable equivalent (FTE)
Net interest income	$807,667	$793,549	$14,118	2
FTE adjustment(4)	7,779	4,738	3,041	64

Net interest income	815,446	798,287	17,159	2
Noninterest income	492,712	510,495	(17,783)	(3)

Total revenue	$1,308,158	$1,308,782	$(624)	—%

N.R. — Not relevant, as denominator of calculation is a loss in prior period compared with income in current period.

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to Significant Items.

(2)	For all periods presented, the impact of the convertible preferred stock issued in 2008 and the warrants issued to the U.S. Department of the Treasury in 2008 related to Huntington’s participation in the voluntary Capital Purchase Program was excluded from the diluted share calculation because the result was more than basic earnings per common share (anti-dilutive) for the periods. The convertible preferred stock and warrants were repurchased in December 2010 and January 2011, respectively.

(3)	Net income excluding expense for amortization of intangibles for the period divided by average tangible shareholders’ equity. Average tangible shareholders’ equity equals average total shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(4)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

(5)	Noninterest expense less amortization of intangibles and goodwill impairment divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).

Huntington Bancshares Incorporated
Year to Date Mortgage Banking Income
(Unaudited)

	Six Months Ended June 30,		Change
(dollar amounts in thousands, except as noted)	2011	2010	Amount	Percent
Mortgage banking income
Origination and secondary marketing	$31,321	$33,364	$(2,043)	(6)%
Servicing fees	24,963	24,596	367	1
Amortization of capitalized servicing	(18,915)	(20,202)	1,287	(6)
Other mortgage banking income	8,028	6,874	1,154	17

Subtotal	45,397	44,632	765	2

MSR valuation adjustment(1)	(7,518)	(31,993)	24,475	(77)
Net trading gains (losses) related to MSR hedging	8,640	57,929	(49,289)	(85)

Total mortgage banking income	$46,519	$70,568	$(24,049)	(34)%

Mortgage originations (in millions)	$1,845	$2,030	$(185)	(9)%
Average trading account securities used to hedge MSRs (in millions)	34	23	11	48
Capitalized mortgage servicing rights(2)	189,740	179,138	10,602	6
Total mortgages serviced for others (in millions)(2)	16,315	15,954	361	2
MSR % of investor servicing portfolio	1.16%	1.12%	0.04%	4

Net impact of MSR hedging

MSR valuation adjustment(1)	$(7,518)	$(31,993)	$24,475	(77)%
Net trading gains (losses) related to MSR hedging	8,640	57,929	(49,289)	(85)
Net interest income related to MSR hedging	183	227	(44)	(19)

Net gain (loss) on MSR hedging	$1,305	$26,163	$(24,858)	(95)%

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated
Year to Date Credit Reserves Analysis
(Unaudited)

	Six Months Ended June 30,
(dollar amounts in thousands)	2011	2010

Allowance for loan and lease losses, beginning of period	$1,249,008	$1,482,479
Loan and lease losses	(327,708)	(577,176)
Recoveries of loans previously charged off	65,091	59,467

Net loan and lease losses	(262,617)	(517,709)

Provision for loan and lease losses	86,249	437,604
Allowance of assets sold	(1,514)	(214)

Allowance for loan and lease losses, end of period	$1,071,126	$1,402,160

Allowance for unfunded loan commitments and letters of credit, beginning of period	$42,127	$48,879
Provision for (reduction in) unfunded loan commitments and letters of credit losses	(1,067)	(9,190)

Allowance for unfunded loan commitments and letters of credit, end of period	$41,060	$39,689

Total allowance for credit losses	$1,112,186	$1,441,849

Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	2.74%	3.79%
Nonaccrual loans and leases (NALs)	174	117
Nonperforming assets (NPAs)	164	89

Total allowance for credit losses (ACL) as % of:
Total loans and leases	2.84%	3.90%
Nonaccrual loans and leases (NALs)	181	120
Nonperforming assets (NPAs)	170	91

Huntington Bancshares Incorporated
Year to Date Net Charge-Off Analysis
(Unaudited)

	Six Months Ended June 30,
(dollar amounts in thousands)	2011	2010

Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$60,895	$133,567
Commercial real estate:
Construction	32,545	79,988
Commercial	62,733	87,042

Commercial real estate	95,278	167,030

Total commercial	156,173	300,597

Consumer:
Automobile	6,967	13,967
Home equity(1)	52,156	82,371
Residential mortgage(2)	35,387	107,159
Other consumer	11,934	13,615

Total consumer	106,444	217,112

Total net charge-offs	$262,617	$517,709

Net charge-offs — annualized percentages:
Commercial:
Commercial and industrial	0.92%	2.18%
Commercial real estate:
Construction	11.18	11.90
Commercial	2.17	2.82

Commercial real estate	2.99	4.44

Total commercial	1.59	3.04

Consumer:
Automobile	0.24	0.63
Home equity(1)	1.34	2.18
Residential mortgage(2)	1.57	4.72
Other consumer	4.36	3.84

Total consumer	1.14	2.52

Net charge-offs as a % of average loans	1.37%	2.80%

(1)	2010 included net charge-offs of $14,678 thousand associated with the transfer of Franklin-related loans to loans held for sale and $4,991 thousand of other Franklin-related net charge-offs.

(2)	2010 included net charge-offs of $60,882 thousand associated with the transfer of Franklin-related loans to loans held for sale and $11,525 thousand of other Franklin-related net charge-offs.

Huntington Bancshares Incorporated
Year to Date Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)
(Unaudited)

	June 30,
(dollar amounts in thousands)	2011	2010

Nonaccrual loans and leases (NALs):
Commercial and industrial	$229,327	$429,561
Commercial real estate	291,500	663,103
Residential mortgage	59,853	86,486
Home equity	33,545	22,199

Total nonaccrual loans and leases	614,225	1,201,349

Other real estate, net:
Residential	20,803	71,937
Commercial	17,909	67,189

Total other real estate, net	38,712	139,126
Impaired loans held for sale (1)	—	242,227
Other NPAs	—	—

Total nonperforming assets	$652,937	$1,582,702

Nonperforming Franklin assets:
Commercial	$—	$—
OREO	883	24,515
Impaired loans held for sale	—	242,227

Total nonperforming Franklin assets	$883	$266,742

Nonaccrual loans and leases as a % of total loans and leases	1.57%	3.25%

NPA ratio (2)	1.67	4.24

	Six Months Ended June 30,
(dollar amounts in thousands)	2011	2010
Nonperforming assets, beginning of period	$844,752	$2,058,091
New nonperforming assets	402,299	409,509
Franklin impact, net	(8,594)	(71,758)
Returns to accruing status	(139,315)	(159,579)
Loan and lease losses	(203,675)	(358,546)
OREO losses	1,880	(1,677)
Payments	(160,050)	(248,521)
Sales	(84,360)	(44,817)

Nonperforming assets, end of period	$652,937	$1,582,702

(1)	Represents NALs associated with the transfer of Franklin-related residential mortgage and home equity loans to loans held for sale.

(2)	Nonperforming assets divided by the sum of loans and leases, impaired loans held for sale, net other real estate owned, and other NPAs.

Huntington Bancshares Incorporated
Year to Date Accruing Past Due Loans and Leases and Accruing Troubled Debt Restructured Loans
(Unaudited)

	June 30,
(dollar amounts in thousands)	2011	2010
Accruing loans and leases past due 90 days or more:
Commercial and industrial	$—	$—
Commercial real estate	—	—
Residential mortgage (excluding loans guaranteed by the U.S. Government)	33,975	47,036
Home equity	17,451	26,797
Other consumer	6,227	9,533

Total, excl. loans guaranteed by the U.S. Government	57,653	83,366
Add: loans guaranteed by U.S. Government	76,979	95,421

Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. Government	$134,632	$178,787

Ratios:

Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.15%	0.23%

Guaranteed by U.S. Government, as a percent of total loans and leases	0.19	0.26

Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.34	0.49

Accruing troubled debt restructured loans:
Commercial	$240,126	$141,353
Residential mortgages	313,772	281,473
Other consumer	75,036	65,061

Total accruing troubled debt restructured loans	$628,934	$487,887